                                                                   Exhibit 10.27

                           SECURITY AND LOAN AGREEMENT

         This Security and Loan Agreement is made on November 4, 2002 by and between InforMedix Acquisition Corp., a Delaware Corporation ("IMAC"), its wholly-owned subsidiary, InforMedix, Inc., a Delaware Corporation ("IMI"), duly-authorized as a foreign corporation to transact business in the State of Maryland and each having a business address in said State at 5880 Hubbard Drive, Rockville, MD 20852 (IMAC and INI are collectively referred to herein as the "Debtor") and Private Investors Equity, LLC ("Secured Party").

                                    RECITALS:

         Debtor and Warren & Lewis Investment Corporation, as correspondent on behalf of Secured Party, entered into the Commitment Letter whereby Secured Party was to fund unto Debtor the Loan. The Loan was funded by Secured Party and is evidenced by the Convertible Promissory Note ("Note"), which instrument is secured by this Security and Loan Agreement and public notice thereof is made by the filing of one or more financing statements pursuant to the laws of the Jurisdiction. In consideration of Ten Dollars ($10.00) in hand paid and in consideration of the Loan, the parties have entered into this instrument.

                                   WITNESSETH:

         1. Grant of Security Interest. For value received and to secure payment and performance of the Obligations of Debtor as Borrower to Secured Party as Lender, however created and arising out, and, except with respect to the Senior Lienors pursuant to the Senior Lien Instruments, grants and first and exclusive, otherwise pursuant to or in connection with the Note, Debtor hereby grants to Secured Party a continuing security interest in and lien upon the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof and called the "Collateral" and described on Exhibit "A" appended hereto and made a part hereof.

         2. Debtor's Representations and Warranties - Covenants and Agreements. If a representation and warranty, Debtor hereby represents, warrants and agrees each of the following statements are true, valid, complete and correct, if an affirmative covenant, Debtor represents, warrants and covenants to abide thereby and if a negative covenant, Debtor represents, warrants and covenants not to breach the same, to wit:

                  A. Ownership of the Collateral. Debtor owns the Collateral, the Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to or approved by Secured Party and liens and security interests granted to Senior Lienors and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to or approved by Secured Party. All income, dividends, earnings and profits with respect to the Collateral shall be reported for state and federal income tax purposes as attributable to Debtor and not Secured Party.

                  B. Names and Offices; Jurisdiction of Organization; Alteration of Articles of Incorporation and By-Laws - Reorganization - Spinoff; Shares of Stock - Issued and Outstanding.

                  B. (i) The name and address of Debtor appearing at the beginning of this Agreement is Debtor's exact legal name and the address of its chief executive office. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the five (5) years preceding the date hereof except as previously reported in writing to Secured Party. Debtor has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to Secured Party. Debtor is organized under the laws of the State of Delaware and has not changed the jurisdiction of its organization within the five (5) years preceding the date hereof except as previously reported in writing to Secured Party. The parties executing all Loan Documents are duly-authorized to do so and have been specifically granted such authority under resolutions duly given and approved by the Board of Directors of Debtor. So long as any of the Obligations remain outstanding, Debtor shall not except as provided in subsection B. (ii) of this
Section 2, (x) amend its Articles of Incorporation, its By-Laws or any of its agreements or documents regarding its corporate governance, or (y) "spin-off" any of its assets to any subsidiary or affiliate or otherwise having a direct or indirect affect as any reorganization, recapitalization, subdivision or otherwise (the events described in (x) and (y) above are collectively referred to herein as "Material Events"). There are, as of this date, shares of stock authorized and outstanding, fully-paid and non-assessable of IMAC, as follows:
Common Shares, 100,000,000 shares authorized and _____________ shares outstanding; there are, as of this date, shares of stock authorized and outstanding, fully paid and nonassessable of IMI, as follows: Common Shares, 5,000,000 shares authorized and _______ shares outstanding.

                  B. (ii) Subject to the other terms hereof, Debtor shall have the right, after securing Secured Party's prior written consent, to undertake the actions provided in (x) and (y) of the preceding paragraph. Secured Party agrees not to withhold its consent so long as such action, in Secured Party's reasonable judgment, does not have any material adverse effect upon the Collateral. Subject to the provisions of the conditions of this sentence and the provisions of the conditions of the sentence immediately following this sentence, Secured Party agrees to make its determination within ten (10) business days after receiving Debtor's written request (the "Debtor Notice") and such reasonable supporting documentation regarding the request as required by Secured Party; the Debtor Notice shall be accompanied by any information, documents and materials which support Debtor's contention that there is no material adverse effect upon the Collateral ("Supporting Materials"). Should the Supporting Materials be insufficient for Secured Party's review, Secured Party agrees to notify Debtor (the "Secured Party Request") within three (3) business days of receipt of the Debtor Notice and Debtor shall, thereupon, use its best efforts to deliver all such supporting documents within three (3) days of receipt of the Secured Party Request. As a precondition to issuing its consent hereunder, Debtor shall pay the Secured Party's reasonable costs and fees to review and underwrite Debtor's requests made relative thereto. Notwithstanding any rule of law to the contrary but except for cases of bad faith on the party of the Secured Party, in any action which seeks to adjudicate or arbitrate any of Debtor's rights hereunder, Debtor's sole and absolute remedy shall be one based in equity and no remedy in damages shall be assessed.

                  B. (iii) Notwithstanding anything herein to the contrary, in the event that any Material Event would result in the Debtor raising sufficient funds to repay the Obligations and the Obligations are repaid from the proceeds from such Material Event, the Secured Party may not withhold its consent to such Material Event provided that repayment of the Obligations are a condition to the closing of the transactions contemplated by the Material Event.

                  C. Title and Taxes - Maintenance, Protection and Impairment of the Collateral. Debtor has good and marketable title to Collateral and will warrant, protect and defend same against all claims. Debtor will not transfer, sell, or lease Collateral, except in the ordinary course of business. Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Secured Party, on demand, for any such payment made by Secured Party. Any amounts so paid shall be added to the Obligations. Debtor shall take all need actions necessary to insure that the security for the Loan is not impaired. Should there result impairment of the Collateral, Debtor shall promptly notify Secured Party and Debtor, at its sole cost and expense, promptly restore the Collateral. Should Debtor elect to sell or transfer any of the Collateral, no transfer or sale may be made unless conducted in a commercially reasonable manner with a bona fide effort to obtain a sale price of at least market value as determined by Secured Party.

                  D. Waivers. Debtor agrees not to assert against Secured Party as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against Secured Party. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Secured Party's remedies against any Collateral. All rights of Secured Party and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor receives any notice of) any lack of validity or enforceability of any of the Loan Documents; any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any of the Loan Documents; any exchange, release or non-perfection of any collateral, or any release of or modifications of the obligations of any guarantor or other obligor and any amendment or waiver of or consent to departure from any Loan Document or other agreement. To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Secured Party; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

                  E. Change of Name and Place of Business. Debtor will notify Secured Party in writing at least thirty (30) days prior to any change in:
Debtor's chief place of business; Debtor's name or identity; Debtor's corporate/organizational structure or the jurisdiction in which Debtor is organized. In addition, Debtor shall promptly notify Secured Party of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Debtor will bear, on demand, the actual costs of preparing and filing any documents necessary to protect Secured Party's liens, whether now or hereafter required by Secured Party.

                  F. Financing Statements - Power of Attorney. Except for any of the Senior Lienors' financing statements of record as of July 1, 2002, relating to the Collateral, no financing statement (other than any filed or approved by Secured Party in writing or filed or generated in connection with the Other Obligations) covering any Collateral is on file in any public filing office. On request of Secured Party, Debtor authorizes Secured Party to execute one or more financing statements in form satisfactory to Secured Party and will pay all reasonable costs and expenses of filing the same or of filing relative to this Security Agreement in the appropriate public filing offices in the jurisdiction of the Debtor's organization or elsewhere and with the United States Patent and Trademark Office or any other office required by Secured Party and Secured Party is authorized to file financing statements relating to Collateral without Debtor's signature. In order to protect its rights under this Agreement, subject to the Senior Lienors' rights in and to the Collateral and subject to the terms of the escrow agreement of even date by and between Debtor, Secured Party and HD National Title Group, LLC, Debtor hereby constitutes and appoints Secured Party the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents or instruments that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement, including, without limitation, to complete, execute, and deliver any further or other documentation request by Secured Party, Debtor and third party(ies) required in connection herewith (a "Further Agreement"), instructions to third party(ies) regarding, among other things, control and disposition of any Collateral, and endorsements desirable for transfer or delivery of any Collateral, registration of any Collateral under applicable laws, retitling any Collateral, receipt, endorsement and/or collection of all checks and other orders for payment of money payable to Debtor with respect to Collateral. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Secured Party nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact except in the event of willful misconduct. Debtor ratifies all acts of Secured Party consistent with this paragraph as attorney-in-fact. Debtor agrees to take such other actions, at Debtor's sole and absolute expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure Secured Party's intended priority position subject to the rights of the Senior Lienors. Upon Secured Party's request, Debtor will, at its own expense do all things reasonably determined by Secured Party to be desirable to make the sale of the Collateral in accordance with this Agreement valid, binding and in compliance with applicable law.

                  G. Representations and Warranties Heretofore Given. All representations and warranties heretofore given, including but not limited to the description of the Collateral, whether oral or written and whether they might be in the form of documents, instruments, materials, pro formas, business plans, financial statements, income statements, contracts, cash flow forecasts, materials and otherwise, upon which credit underwriting for the credit facility are based are true, complete, valid and correct on the date made and on the date hereof.

                  H. Business Purposes. The Loan evidenced by the Note and otherwise with respect to the Loan Documents was transacted solely for the purpose of carrying on or acquiring a business, mercantile purposes and for engaging in a commercial enterprise and not for any personal or consumer needs.

                  I. Compliance with Laws. Debtor shall comply with all Federal, State and local laws a breach of which would materially and adversely affect the financial condition of Debtor, its ability to operate its business affairs and own and use the Collateral, the value or status of the Collateral or the value or status of Debtor's interest or ownership in the Collateral.

                  J. Transfer of Collateral. Except in the event of a Permitted Reorganization, Debtor shall not permit the Collateral, or any part or portion thereof of or any interest therein whether directly or indirectly or otherwise, to be transferred (whether by voluntary or involuntary conveyance, merger, operation of law, or otherwise) without the prior written consent of Secured Party. Any transferee of the Collateral or any part or portion thereof or any interest therein, by virtue of its acceptance of the transfer, shall (without in any way affecting Debtor's liability under the Loan Documents) be conclusively deemed to have agreed to assume primary personal liability for the performance of Debtor's obligations under the Loan Documents.

                  K. Compliance with Agreements with Third Parties. Debtor shall comply with all obligations it has with third parties, whether or not related to the Collateral.

                  L. Maintenance of the Collateral - Inspection Rights. Debtor shall keep and maintain the Collateral so as to insure that the security for the Loan is not impaired, not commit or suffer any waste of the Collateral. Should the Collateral be adversely affected or impaired by anyone, including Debtor, Debtor shall promptly notify Secured Party. Debtor shall permit Secured Party or its designee to inspect its documentation regarding the Collateral as provided in this Agreement.

         3. INTENTIONALLY DELETED.

         4. Collateral Duties. Secured Party shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Secured Party shall incur no liability for any of the following: the loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence); a failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, a failure to ascertain, notify Debtor of, or take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral or the failure to notify any party hereto that Collateral should be presented or surrendered for any such reason. Debtor acknowledges that Secured Party is not an investment advisor or insurer with respect to the Collateral; and Secured Party has no duty to advise Debtor of any actual or anticipated changes in the value of the Collateral.

         5. Transfer of Collateral. Secured Party may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Secured Party with respect to the property so transferred and delivered, and Secured Party shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Secured Party shall retain all rights and powers hereby given.

         6. Inspection of Books and Records. Debtor will upon demand and, at its sole cost and expense at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Secured Party, or any of its agents, shall have the right, at intervals to be determined by Secured Party and without hindrance or delay, at Debtor's sole costs and expense, to inspect, audit, and examine the Collateral and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Secured Party copies thereof upon request. Further, Debtor shall, without any advance request made by Secured Party, and at all times promptly notify Secured Party of all changes in the ownership of the stock of Debtor to the extent that any one individual, entity or affiliated entities acquires more than five percent (5%) or more of any of the stock of Debtor. At any time Secured Party may request, Debtor shall furnish a complete statement, sworn to under penalty of perjury by an officer of Debtor, setting forth all of the stockholders, officers, directors and Debtor and the extent of their respective stock ownership or control. In the event Debtor is aware of any other person having a beneficial interest in such stock, the statement shall also set forth the name of such person and the extent of their interest.

         7. Attorney's Fees and Costs of Collection. Debtor shall pay all of Secured Party's actual Costs and Expenses relative to this Agreement, including but not limited to all costs and expenses incurred in enforcing this Security Agreement and in preserving and liquidating Collateral, any arbitration, the costs of attorneys, paralegals, assistants, consultants and experts, whether incurred with or without the commencement of a suit, trial, arbitration or administrative proceeding, or in any appellate or bankruptcy proceeding.

         8. Default. Upon the occurrence of any of the following, a "Default" shall occur under this Security Agreement shall exist:

         (a) a default under this Security Agreement or under any of the other Loan Documents; any breach of any of the covenants, agreements, representations or warranties under this Security Agreement or under any of the other Loan Documents which shall continue for a period of thirty (30) days after notice thereof has been sent by Secured Party to Debtor, or

         (b) any misrepresentation of any kind thereunder which shall continue for a period of thirty (30) days after notice thereof has been sent by Secured Party to Debtor,

         (c) any loss with respect to the Collateral or any devaluation thereof which shall continue for a period of thirty (30) days after notice thereof has been sent by Secured Party to Debtor,

         (d) any sale, lease or transfer or encumbrance of any Collateral not specifically permitted herein without prior written consent of Secured Party which shall continue for a period of thirty (30) days after notice thereof has been sent by Secured Party to Debtor, or

         (e) the making of any levy, seizure, or attachment on or of Collateral or any of the other properties of Debtor not set aside, discharged, or stayed within thirty (30) days after the same was levied or within ten (10) days after the expiration of any stay thereof which shall continue for a period of thirty
(30) days after notice thereof has been sent by Secured Party to Debtor, or

         (f) should Debtor consent in writing to, the appointment of a receiver, trustee, or liquidator for it of Collateral or of all or substantially all of its assets or files a voluntary petition in bankruptcy or makes an assignment for the benefit of creditors, files a petition or an answer seeking a reorganization, composition, adjustment, arrangement with creditors, or takes advantage of any insolvency law, files an answer admitting the material allegations of a petition filed against it in any, bankruptcy, reorganization, composition, adjustment, arrangement, or insolvency proceeding, or is dissolved as a result of an adversary suit or proceeding, which shall continue for a period of thirty (30) days after notice thereof has been sent by Secured Party to Debtor,

         (g) any execution or attachment levied against the assets of Debtor not set aside, discharged, or stayed within thirty (30) days after the same was levied or within ten (10) days after the expiration of any stay thereof, an order, judgment, or decree is entered by any court of competent jurisdiction on the application of a creditor, adjudicating Debtor a bankrupt or insolvent, or appointing a receiver, trustee, or liquidator for Debtor, or of all or substantially all of its assets, or an order of relief is entered against Debtor pursuant to any bankruptcy statute or law and such order, judgment, or decree continues unstayed and in effect for a period of thirty (30) days and is not discharged within ten (10) days after the expiration of any stay thereof; any attempt to terminate, revoke, rescind, modify, or violate the terms of this Security Agreement or any of the other Loan Documents without the prior written consent of Secured Party, or

         (h) any material adverse change in the finances of Debtor or a material change in the management of Debtor which shall continue for a period of thirty
(30) days after notice thereof has been sent by Secured Party to Debtor, or

         (i) any breach under any of the terms, conditions or provisions of any of the "Other Obligations," beyond any applicable notice, grace and cure period.

         9. Remedies Upon a Default. Upon any default hereunder, Liquidator shall have the following rights and remedies:

         (a) Secured Party may accelerate the Note and exercise any of the remedies it has under any of the Loan Documents;

         (b) Secured Party may instruct the Liquidator the take immediate possession of the books and records regarding the Collateral and otherwise to take such action as it determines under this Agreement, without notice or resort to legal process, and for such purposes, Liquidator may enter upon any premises on which such books and records regarding the Collateral or any part thereof may be situated and remove the same therefrom, or, at option of the Liquidator, render such Collateral unusable or dispose of said Collateral on Debtor's premises with respect thereto;

         (c) Appointment to act hereunder by the Liquidator may be made without notice having been given to the immediate appointment of a receiver for the Collateral for which is entitled to act without regard to the value of the Collateral or the solvency of any person liable for payment of the amounts due under the Loan Documents;

         (d) Secured Party may require Debtor to assemble the books and records regarding the Collateral and make them available to Liquidator, with respect to such foregoing portions of the Collateral, at a place to be designated by Liquidator and Secured Party;

         (e) INTENTIONALLY OMITTED.

         (f) Secured Party may require Debtor to deliver to Secured Party and Liquidator lists or copies of the Patent and License related Accounts promptly after they arise and will deliver to Secured Party, promptly upon receipt, all Proceeds received by Debtor, including all Proceeds of the Accounts, in the exact form in which they are received;

         (g) Secured Party or Liquidator may require Debtor to assign or endorse all of the Collateral and related proceeds to Liquidator and Liquidator with regard to such Collateral shall have full power to collect, compromise, endorse, sell, or otherwise deal therewith as agent for Debtor;

         (h) Liquidator and Secured Party, in its discretion, may apply cash proceeds to the payment of any Obligations secured hereby or may release such cash proceeds to Debtor for use in the operation of Debtor's business;

         (i) Secured Party and Liquidator may, upon a default, notify the Account debtors or other obligors with respect to the Collateral that it controls that the Accounts have been assigned to such party and should be paid to Secured Party;

         (j) Secured Party may notify any of the parties to whom Debtor is owed money, accounts receivable, tangibles or intangibles, interests, whether corporeal or incorporeal and take such action as is may lawfully take hereunder and under applicable law;

         (k) Secured Party may require Debtor to notify all Account debtors and indicate on all invoices to such Account debtors that the Accounts are payable to Secured Party.

         (l) Secured Party shall be authorized to notify any third party vendor or contracting party or any party under any agreement given as a part of the Collateral and act consistent with its rights hereunder; transfer into Secured Party's name or the name of its nominee, all or any part of the Collateral;

         (m) Secured Party may receive all interest, dividends, and other proceeds of the Collateral;

         (n) Liquidator may notify any person obligated on any such Collateral to which it may act of the security interest of Secured Party therein and require such person to make payment directly to Secured Party or Liquidator on demand and also demand, sue for, collect or receive any proceeds of the collateral thereof, and/or make any settlement or compromise as Secured Party or Liquidator deems desirable with respect to any such Collateral;

         (o) Otherwise, Secured Party and Liquidator may act with respect to the power of attorney granted hereunder to protect its rights.

         (p) The proceeds of any Collateral obtained pursuant to the exercise of any remedy set forth in this Security and Loan Agreement shall be applied reasonably promptly by Secured Party and Liquidator:

                  First, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, compensation to the Liquidator and actual attorneys' fees of Liquidator and Secured Party, together with interest on each such amount at the highest rate then in effect under this Security and Loan Agreement;

                  Second, to the indefeasible payment in full in cash of the Obligations, ratably according to the unpaid amounts thereof, without ;reference or priority of any kind among amounts so due and payable; and

                  Third, to Debtor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

With regard to all of the rights, prerogatives, entitlements and remedies of Secured Party for itself or Liquidator, as agent for Secured Party hereunder, Debtor agrees that such parties may exercise all rights under this Security Agreement without regard for the actual or potential tax consequences to Debtor under federal or state law, without regard to any other limitations imposed or proscribed and without regard to any instructions or directives given Secured Party or Liquidator by Debtor.

         10. Due Authority - Resolutions - Approval. Debtor further represents and warrants as follows:

         (a) Negotiation and Execution. Both the negotiation of the Commitment Letter and all of the Loan Documents, as well as the execution thereof, has been duly authorized by the Board of Directors of Debtor as evidenced by the Certified Board Resolution attached hereto as Exhibit "B".

         (b) True, Complete and Accurate Copies of Exhibits. True, complete and accurate copies of the following exhibits, documents, certificates, instruments and lists are attached hereto, to wit:


                  o        Exhibit "A" - Description of Collateral
                  o        Exhibit "B" - Resolutions
                  o Exhibit "C" - (Complete) Certified Copy of Articles of Incorporation of Debtor from the Secretary of State of the State of Delaware;
                  o Exhibit "D" - Good Standing Certificate from the Secretary of State of Delaware;
                  o Exhibit "E" - Articles of Foreign Corporation from the Maryland State Department of Assessments & Taxation ("MD-SDAT");
                  o        Exhibit "F" - Certificate of Good Standing from
                           MD-SDAT;
                  o        Exhibit "G" - Debtor's By-Laws;
                  o        Exhibit "H" - Sample Stock Certificates and
                  o Exhibit "I"- description of limitations and prerogatives of all classes of stock;
                  o        Exhibit "J" - current financial statement and
                  o Exhibit "K" - listing of all accounts payable and debts, Payables, loans term, credit line and otherwise
                  o Exhibit "L" - listing of all "Other Obligations" of Debtor.

                  o        Exhibit "M" - "Adverse Claims"

         11. Special Notices to be Given. Any notice of sale, disposition or other action by Secured Party required by law and sent to Debtor at Debtor's address shown below at least five (5) days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein and irrespective of whether delivery is accepted by certified mail, postage prepaid or by hand delivery or by any nationally-recognized next-day delivery service or otherwise as permitted by applicable law. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Secured Party in a recognized market for such collateral without providing notice of sale. Debtor waives any and all requirements that the Secured Party sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

         12. Remedies Cumulative. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

         13. Indemnification of Secured Party by Debtor. Debtor shall indemnify and save harmless Secured Party and said party's agents, attorneys, officers, equity holders and affiliates (including Warren & Lewis Investment Corporation and its owners and affiliates and attorneys), singularly and jointly, from all actual costs and expenses, including actual attorneys' fees, incurred by them or any of them by reason of this Security Agreement, including any legal action to which Secured Party shall or may become a party. Any money so paid or expended by Secured Party shall be due and payable upon demand together with interest at the Penalty Rate at the rate set forth in the Note from the date incurred and shall be secured by this Security Agreement.

         14. Enforcement and Interpretation. At the option of Secured Party, matters of enforcement and interpretation of this instrument or any of the Loan Documents, whether by claim, counterclaim or otherwise, may be interpreted solely by arbitration conducted within fifty (50) miles of the office of the Secured Party under the general commercial arbitration rules then-applicable of the American Arbitration Association. Arbitration shall be conducted by a panel of three (3) arbitrators, one of whom shall be selected from among a panel suggested by the AAA by each party and the third of whom shall be selected by the two (2) designees so selected. Any party failing to designate his designee within fifteen (15) days of the date requested by the AAA shall forfeit its right to designate his designee and the designee timely designated shall appoint the recalcitrant party's designee. No arbitrator shall serve unless said party is an attorney currently practicing law in the State of Maryland and having experience in matters relative to secured banking transactions in which intellectual property is pledged as security over a period of not less than ten
(10) years. Enforcement shall be under the laws of the Jurisdiction or any other venue which shall have subject matter jurisdiction over the matter. Notwithstanding any rule of law to the contrary, before Debtor may institute any counterclaim to any action against Secured Party or any third party claim against any third party, it shall have posted a bond reasonably acceptable to Secured Party with the AAA to bond off and otherwise to protect Secured Party hereunder. All costs of the arbitration shall be borne by the party deemed to be the "non-prevailing party" but the cost, expense and fees to litigate shall be allocated as otherwise provided hereunder. The panel of arbitrators shall schedule the trial within thirty (30) days of their appointment and they shall render their decision within thirty (30) days of the last day of such trial, provided that, in the event a party petitions for an Emergency Arbitration, the above-proscribed time periods shall be reduced as provided for the Schedule of Emergency Arbitration.

         15. Designation of Agent for Service of Process Purposes. Any matter requiring service of process shall be served upon the Designated Agent; if said Designated Agent shall refuse to accept service of process, the posting of the service on the door of the Designated Agent's office shall be sufficient if accompanied by an affidavit by the process server of compliance herewith.

             16. Definitions. The following shall have the following meanings:
(a) "Loan Documents" refers to all documents, including this Security Agreement, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtor or others, commitment letters that survive closing, loan agreements, convertible notes, other security agreements, security instruments, financing statements, chattel mortgage instruments and any renewals or modifications, whenever any of the foregoing are executed. (b) "UCC" means the Uniform Commercial Code as presently and hereafter enacted in the Jurisdiction. Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or any other Loan Document has the meaning given to the term in the UCC. (c) "Loan" means the loan to be advanced under the Commitment Letter which was advanced and closed by the parties this date as evidenced by the Note and which was made pursuant to the Loan Documents. (d) "Obligations" means all obligations, funds and impositions due and owing under any of the Loan Documents, including, but not limited to principal under the Note, interests, Costs and Expenses, impositions, fees, advances made pursuant to any of the Loan Documents by Secured Party, resulting from any remedy or right or prerogative or otherwise which arise under any of the Loan Documents, any charges and impositions and otherwise due under any of the foregoing. (e) "Note" means the Note defined on page one hereof and executed of even date herewith. (f) "Jurisdiction" means the State of Maryland. (g) "Designated Agent" means the party whose name and address appears on the signature page hereof. (h) The term "Costs and Expenses" means all actual costs, expenses, fees and actual impositions that a party may accrue or pay relative to this Agreement and the enforcement of any term, condition or provision of this instrument or any of the Loan Documents. (i) "Other Obligations" means any of the obligations listed to any party designated on Exhibit "L". (j) "Adverse Claims" means any claim, public or private, whether of public record or otherwise, which has any adverse impact upon the underwriting and risk by Security Party with respect to the Loan, the Obligations or otherwise with respect to the transactions made between the parties or otherwise the risk of any loss to Secured Party. (k) "Liquidator" means any party selected from among the list attached hereto as Exhibit "N." In the absence of a party to agree at such time to be the designated "Liquidator," then the parties shall agree upon the designated Liquidator within fifteen (15) days upon demand by Secured Party to do so, time being of the essence, neither party unreasonably withholding, delaying or denying its consent and after lapse of such period, the matter shall be submitted to arbitration hereunder using the Expedited Schedule of Arbitration. (l) "Collateral" means the item of Collateral described on Exhibit "A". (m) INTENTIONALLY OMITTED. (n) INTENTIONALLY OMITTED. (o) "Accounts" means as such term is defined in the UCC with respect to any of the Collateral or other secured given hereunder. (p) "Schedule of Emergency Arbitration" means that all time periods otherwise scheduled for arbitration hereunder shall be reduced as follows: (i) with regard to any matter to acted upon within fifteen
(15) days, the time period shall be reduced to three (3) days and (ii) with respect to any matter to be acted upon within thirty (30) days, the time period shall be reduced to five (5) days. (q) "Emergency Arbitration" shall mean any matter relative to either (i) Liquidator's or Secured Party's rights hereunder as a result of an actual default having been declared by Secured Party under this Agreement or under any of the other Loan Documents or (ii) any other matter to which a party has certified, supported by an opinion of its counsel, that the time periods otherwise proscribed hereunder cannot wait for the periods otherwise provided due to an emergency, provided however that with regard to any matter petitioned under clause (ii) hereof. (r ) "Senior Lienors" means any bank, savings and loan or similar lending institution, equipment lessor, or accounts receivable-based lender, that has or may hereafter extend line of credit or equipment financing or similar financing to Debtor, provided that, in doing so, the value of the collateral is not impaired. (s) "Senior Lien Instruments" means agreements entered into between the Debtor and the Senior Lienors, and all collateral documentation of such transactions.

            17. Waiver of Trial By Jury. THE UNDERSIGNED PARTIES COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY WITH RESPECT TO THIS DOCUMENT AND ALL OF THE OTHER LOAN DOCUMENTS, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY EACH PARTY TO THIS INSTRUMENT, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. THE PARTY TO THIS INSTRUMENT IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS INSTRUMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, EACH PARTY TO THIS INSTRUMENT HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY (INCLUDING ITS COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

         18. Confession of Judgment Provisions. THE MAKER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS (WHICH APPOINTMENT SHALL BE DEEMED TO BE COUPLED WITH AN INTEREST) RANDY ALAN WEISS OR HIS DESIGNEE, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURTS OF THE STATE OF MARYLAND, AS THE MAKER'S TRUE AND LAWFUL ATTORNEY IN FACT, TO APPEAR FOR THE MAKER BEFORE THE CLERK OF THE CIRCUIT COURT OF MONTGOMERY COUNTY, MARYLAND OR THE TRIAL OR SUPERIOR COURT OF ANY COUNTY IN SAID STATE OF MARYLAND OR THE STATE OF DELAWARE OR ANY FEDERAL DISTRICT COURT (EACH, THE "CONFESSION JURISDICTION") AND AFTER ONE OR MORE DECLARATIONS FILED, CONFESS JUDGMENT AGAINST THE MAKER AS OF ANY TIME AFTER ANY SUM IS DUE HEREUNDER (WHETHER BY DEMAND, STATED MATURITY, ACCELERATION OR OTHERWISE) FOR THE UNPAID BALANCE OF THIS NOTE AND INTEREST, WITH COURT COSTS, EXPENSES DUE HEREON AND FIFTEEN PERCENT (15%) ATTORNEY'S FEES FOR COLLECTION AND RELEASE ALL ERRORS, WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE IS HEREBY WAIVED AND CONDEMNATION AGREED TO, AND THE EXEMPTION OF PERSONAL PROPERTY FROM LEVY AND SALE IS ALSO HEREBY EXPRESSLY WAIVED AND NO BENEFIT OF EXEMPTION SHALL BE CLAIMED UNDER ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY BE HEREAFTER ADOPTED. MAKER CONSENTS TO VENUE IN THE CONFESSION JURISDICTION WITH RESPECT TO THE INSTITUTION OF AN ACTION CONFESSING JUDGMENT HEREON, REGARDLESS OF WHERE VENUE WOULD OTHERWISE BE PROPER. ANY JUDGMENT ENTERED AGAINST MAKER, WHETHER BY CONFESSION OR OTHERWISE, SHALL BEAR INTEREST AT A RATE WHICH IS THE HIGHEST RATE OF INTEREST BEING PAID BY MAKER ON THE DATE OF JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST MAKER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE PAYEE OR ITS ASSIGNS SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE HEREUNDER HAVE BEEN PAID IN FULL.

         19. Miscellaneous Provisions. No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by Debtor and an officer of Secured Party. No waiver by Secured Party of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. All rights of Secured Party hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Secured Party, its successors, assigns and affiliates. Debtor may not assign its obligations to any person, party or entity, whether affiliated or otherwise with Debtor hereunder without the prior written consent of Secured Party and any attempt by Debtor to assign without Secured Party's prior written consent is null and void; provided, however, that Debtor may assign this Security and Lien Agreement, and all of its rights and obligations hereunder, without secured Party's written consent in connection with a Permitted Reorganization. No assignment, other than in connection with a Permitted Reorganization, shall release Debtor from its obligations hereunder. Time shall be strictly of the essence with respect to each and every term, condition and provision of all of the Loan Documents. Debtor consents to the laws of the Jurisdiction or wherever it shall have assets or does business. Debtor agrees that venue may lie in the United States Federal Court for either the State of Maryland or the State of Delaware or any local court therein, the defense under the doctrine of forum non-conveniens being waived. All rights, powers, and remedies of Secured Party provided for in the Loan Documents are cumulative and concurrent and shall be in addition to and not exclusive of any appropriate legal or equitable remedy provided by Law or contract. Exercise of any right, power, or remedy shall not preclude the simultaneous or subsequent exercise of any other by the Secured Party. The terms, conditions and provisions of the Commitment Letter shall survive the closing of the Loan and not be merged therein. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. This Security Agreement shall be governed by and construed under the laws of the Jurisdiction without regard to that Jurisdiction's conflict of laws principles, except to the extent that the Uniform Commercial Code requires the application of the law of a different jurisdiction. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the Jurisdiction. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder and to Secured Party, if in writing and mailed or delivered to Secured Party's office address shown below such party's signature or such other address as Secured Party may specify in writing from time to time. In the event that Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. The parties waive the doctrine of contra proferentem for purposes of all of the Loan Documents. This Agreement may be signed in counterpart, which, when fully assembled, shall constitute one complete instrument. Notwithstanding any rule of law nor any action or representation to the contrary, whenever the discretion or prerogative of Secured Party shall be given or granted, the same shall be as Secured Party shall determine in its sole and absolute discretion and not under any objective standard. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. Debtor, by execution and Secured Party by acceptance of this Security Agreement, agrees it is bound by all terms and provisions of this Security Agreement.

         In witness whereof, the undersigned have set their hand and seal effective on the date first set forth above.

SECURED PARTY:                 Private Investors Equity, LLC

                               By: /s/
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------
                               Address for Notices:
                               c/o Private Consulting Group, Inc.
                               4650 SW Macadam Avenue, Suite #400
                               Portland, OR  97201  Attn: David Fitzpatrick, EVP


DEBTOR:                        InforMedix, Inc.

                               By:/s/
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------

                               Attest by:/s/
                                         ---------------------------------------
                                         Its Secretary                      SEAL
                               Address for Notices:
                               5880 Hubbard Drive, Rockville, MD 20852

                               Designated Party for InforMedix, Inc. Means:

                               -------------------------------------------------

                               whose address is at:
                                                    ----------------------------

                               -------------------------------------------------



                               InforMedix Acquisition Corp.

                               By:/s/
                                  ----------------------------------------------
                               Title:
                                     -------------------------------------------

                               Attest by:/s/
                                         ---------------------------------------
                                         Its Secretary                      SEAL
                               Address for Notices:
                               5880 Hubbard Drive, Rockville, MD 20852

                               Designated Party for InforMedix, Inc. Means:

                               -------------------------------------------------

                               whose address is
                                                 -------------------------------

                               -------------------------------------------------

                    Exhibit "A" - Description of Collateral,
          Including a copy of description of all intellectual property,
       The Patent & License Exchange dated January 16, 2002 and otherwise


     A. All patents, patent applications and patentable inventions, including, without limitation, the Debtor's Pioneer Patent Portfolio, each such patent being identified in Schedule 1 to this Exhibit "A" attached hereto and made a part hereof and each patent application identified in such Schedule 1 including, without limitation, all inventions and improvements described and claimed therein and the right to make, use or sell the same, the right to sue or otherwise recover for any misappropriations thereof, all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of each Grantor accruing hereunder or pertaining thereto ("Patents").

           B. All license agreements (subject to the rights of the other parties thereto) with any other person in connection with any of the Patents, or such other person's patents, trade names, trademarks, service marks, copyrights or works of authorship, or other intellectual property, whether such grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule 2 attached hereto and made a part hereof, and any right to prepare for sale, sell and advertise for sale, all goods and/or services now or hereafter owned by the Debtor and now or hereafter covered by any such licenses ("Licenses"); provided, however, that to the extent that the consent of any other party to any of the Licenses is required, under the terms thereof, for the collateral assignment thereof, the Security and Loan Agreement shall not effect any collateral assignment of (or otherwise be applied so as to cause a default under) such Licenses.

           C. All proceeds of the Accounts, Patents and Licenses, including, without limitation, all claims by Debtor against third parties for infringement of the Patents or Licenses ("Proceeds").

THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                       SECURED CONVERTIBLE PROMISSORY NOTE
                             WITH DETACHABLE WARRANT

$350,000.00                                                     November 4, 2002
                                                     Montgomery County, Maryland


For value received and pursuant to the terms of that certain "Security and Loan Agreement" made this date, InforMedix Acquisition Corp., a Delaware Corporation ("IMAC") and its wholly-owned subsidiary, InforMedix, Inc., a Delaware corporation ("IMI"), their assigns and successors in interest (collectively, the "Company"), promises to pay Private Investors Equity, LLC, or order, and any successors, transferees and assignees thereof (together, "Holder"), the principal sum of three-hundred fifty thousand dollars ($350,000.00), plus interest, Costs and Expenses, impositions, charges and fees or any other expense accruing and entitled pursuant to the terms hereof. This Note evidences the loan ("Loan") made by the Holder this date unto the Company and is subject to the following terms and conditions:

1. Term. The term of this Note shall mature ("Maturity Date") on the earlier of (i) the date which is six (6) months from the date hereof, or (ii) or the date on which any Financing Event(s) is closed or (iii) any other date on which any principal amount of, or accrued unpaid interest on, this Note becomes, due and payable pursuant to its terms prior to its natural maturity. The term "Financing Event(s)" means any date(s) on which debt or equity financing or other funding is secured, cumulatively, commencing on the date hereof and subsequent to the date hereof, in the cumulative total of $1,000,000 or more (excluding all funds advanced under this Note).

2. Conversion. (a) Investment by Holder. The entire principal amount and the accrued interest as well as any costs, fees and expenses having accrued and all Costs and Expenses relative to this Note or any of the Loan Documents, or any portion thereof, may be converted, if the Holder so elects in writing to the Company, at any time prior to receipt of full payment made, into shares of the Company's common stock ("Common Stock"). Holder may make the foregoing election to convert on one (1) occasion only. The number of shares of Common Stock to be issued to the Holder upon such conversion shall be equal to the number of shares derived by the quotient obtained by dividing the outstanding principal balance and accrued interest, together with any expenses, accruals, fees or impositions, Costs and Expenses and otherwise on this Note by one dollar ($1.00) ("Price Per Share"). The Price Per Share shall be adjusted upon the occurrence of the events described in and in the manner provided for adjustment to the warrant exercise price in Section 2 of Exhibit A hereto. (b) Mechanics and Effect of Conversion. No fractional shares of the Company's capital stock will be issued upon conversion of this Note and the accrued interest balance. In lieu of any fractional share to which the Holder would otherwise be entitled, upon full conversion of this Note, the Company will pay to the Holder, in cash, the amount of the unconverted principal and accrued interest balance, together with any Costs and Expenses relative to this Note. The Holder shall surrender this Note, duly endorsed, at the principal offices of the Company or any transfer agent of the Company, and shall give written notice to the Company ("Exercise Notice") of the election to convert same or the portion to be converted and shall state therein the name or names in which the certificate or certificates for the securities acquired hereunder are to be issued. At its expense, the Company will, as soon as practicable thereafter but not later than five
         (5) days therefrom, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein. Upon conversion of this Note, and accrued interest balance, the Company will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount being converted included, without limitation, the obligation to pay future interest on such portion of the principal amount.

3. Interest. Interest shall accrue from the effective date of this Note ("Note Date") until repayment of the Note on the unpaid principal amount computed on the basis of a 360-day year and the actual number of days elapsed. Interest shall be payable at a rate equal to twelve percent (12.0%) per annum until the Note is repaid in full. Notwithstanding anything to the contrary herein contained, repayment under the preceding sentence shall be paid in preference to repayment thereof and prior to the payment of any dividends or distributions on any equity security issued by the Company or any interest or principal on any other debt of the Company other pursuant to the Senior Lien Instruments.

4. Security. To secure the full and complete performance of the obligations of the Company under this Note the Company hereby grants to the Holder, a perfected lien on all of its right, title and interest in and to, whether now owned or hereafter acquired (together "Collateral")": all of its property on Exhibit A to the Security and Loan Agreement. The Holder's interest in the Collateral shall be as a secured lender pursuant to the terms of the Security and Loan Agreement as publicized by one or more financing statement(s) dated of even date with subject only to Senior Lien Instruments as such term is defined in the Security and Loan Agreement of even date herewith.

5. Payment. (a) All payments shall be made in lawful currency of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Company, all payments shall be credited first to Costs and Expenses, fees, expenses and impositions, if any, then to accrued interest then due and payable and the remainder applied to principal, except that, after the occurrence and during the continuation of any default under this Note, all amounts received shall be applied in such order as the Holder, in its sole discretion, may elect. In order for a payment to be timely received as of the date sought to be made, it shall be received not later than 2:00pm Eastern Time on a Business Day and if not made by such time or on such business day, then it shall be deemed to be received on the next business day. The term "Business Day" shall mean any banking day that SunTrust Bank, NA is open for business and during which it may both accept and credit wire transfers. Prior to any payment, the Company shall provide the Holder at least ten (10) business days advance notice of its intention to make such payment. Except with respect to prepayment made at the Company's election in connection with a Permitted Reorganization (as defined in the Security and Loan Agreement), payment hereon may only be made in full on the Maturity Date.

6. No Waiver. The acceptance by the Holder of any payment under this Note after the date that such payment is due shall not constitute a waiver of the right to require prompt payment when due of future or succeeding payments or to declare a default as herein provided for any failure to so pay. The acceptance by the Holder of a portion of any payment at any time that such payment is due and payable in its entirety shall neither cure nor excuse the default caused by the failure to pay the whole of such payment and shall not constitute a waiver of the Holder's right to require full payment when due of all future or succeeding payments

7. Registration. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act of 1933, as amended (including without limitation pursuant to the registration of any shareholder of the Company), any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents (a "Piggyback Registration"), it shall send the Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, Holder shall so request in writing, the Company shall use its diligent efforts to include in such registration statement all or any part of the shares of Common Stock or other securities issued or issuable upon conversion of this Note ("Registrable Shares") that Holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitations necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under this Section shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. For purposes of this Section, "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the company, fees and expenses of listing the securities with the securities exchange, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees and expenses of one designated counsel for the Holder in connection with the registration of Registrable Shares, transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained, but excluding any Selling Expenses. For purposes of this Section, "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and the fees and expenses of more than one counsel for the Holder in connection with the registration of Registrable Shares.

8. Stock Purchase Warrants. (a) Contemporaneous with the making of this Note, IMAC has issued warrants ("Warrants") in connection herewith to purchase from IMAC , at any time on or before the fifth anniversary of the Note date, shares of IMAC's Common Stock at an exercise price of one dollar and fifty cents ($1.50) per share ("Warrant Exercise Price"). The Warrants may be exercised by the holder, in whole only, with the purchase form appended to the Warrant duly executed by the holder at the principal office of IMAC, or at such other office or agency as IMAC may designate, accompanied by payment in full of the purchase price as set forth herein. (b) A certificate representing the warrant fully executed by IMAC, shall be delivered to the holder upon the making of the Note.

9. Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective heirs, successors and assigns of the parties. Notwithstanding the foregoing, the Company may not assign, pledge or otherwise transfer this Note without the prior written consent of the Holder. Subject to the preceding sentence, this Note may be transferred by the Company only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in terms satisfactory to the Holder. This Note may be transferred by the Holder only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer, a form of which has been given to the Holder. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered Holder of this Note.

10. Attorneys' Fees and Costs and Expenses. In the event it becomes necessary for the Holder to utilize legal counsel for the enforcement of this Note or any of the other of the Loan Documents or any of said terms, and, irrespective of whether or not suit is filed or otherwise, the Company shall pay or reimburse as the case may be, on demand, the Holder immediately for all of the Holder's accrued attorney's fees and other Costs and Expenses; Company shall likewise pay Holder on demand for any of the foregoing incurred in connection with the representation of the Holder in any bankruptcy, insolvency, reorganization or other debtor-relief or similar proceeding of or relating to the Company.

11. Waivers; Time. The maker of this Note hereby waives diligence, demand, presentment, notice of non-payment or dishonor, protest and notice of protest, and expressly agrees that the time for performance of any obligation under this Note may be extended from time to time, and consents to the release of any party liable hereon or herefor, consents to the acceptance of further security for this Note, including other types of security, all without in any way affecting liability, and waives the right to plead any and all statutes of limitations as a defense to any demand on this Note, or to any agreements to pay the same, to the fullest extent permissible by law. Time is strictly of the essence with respect to all terms, condition and provisions hereof.

12. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Maryland, without giving effect to principles of conflicts of law.

13. Severability. Every provision hereof is intended to be severable. If any provision of this Note is determined by a court of competent jurisdiction to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall not affect the other provisions hereof, which shall remain binding and enforceable.

14. Notices. Any notice required by this Note shall be in writing and shall be deemed sufficient when delivered personally or by a nationally recognized delivery service (such as Federal Express or UPS) or when delivery is attempted to be made and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice. No notice need be given if payment is due on the Maturity Date.

15. Amendments and Waivers. Any term of this Note may be amended only with the mutual written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section shall be binding upon the Company, the Holder and each transferee of the Note.

16. Securities Act of 1933. Upon conversion of this Note, the persons entitled to receive the securities may be required to execute and deliver to the Company an instrument, in form satisfactory to the Company, representing that such person is an accredited investor as defined in Securities and Exchange Commission Rule 501(a) under the Securities Act of 1933, as amended (the "Act") and the securities are being acquired for investment, and not with a view to distribution, within the meaning of the Act.

17. Shareholder Status. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent, or any rights whatsoever as a shareholder of the Company prior to conversion hereof.

18. Default - Penalty Rate - Acceleration. If Company fails to make any payment under this Note when due, or otherwise breaches (beyond any available notice and cure period) any obligation, term, conditions or provision hereunder or under any of the Loan Documents, then the entire principal sum, together with all accrued and unpaid interest and costs thereon, including any Costs and Expenses, shall at Holder's option be immediately due and payable. Further, upon the failure of the Company to comply with any of the requirements embraced herein or in any of the Loan Documents then, in such event and in addition to any other remedy the Lender may exercise, the interest rate accruing on the unpaid principal balance of this Note shall be increased by 500 basis points (5%) (said adjusted interest rate being the "Penalty Rate"), regardless of whether the Holder elects to accelerate the unpaid principal balance as a result of such default.

19. Confession of Judgment Provisions. THE MAKER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS (WHICH APPOINTMENT SHALL BE DEEMED TO BE COUPLED WITH AN INTEREST) RANDY ALAN WEISS OR HIS DESIGNEE, AN ATTORNEY ADMITTED TO PRACTICE BEFORE THE COURTS OF THE STATE OF MARYLAND, AS THE MAKER'S TRUE AND LAWFUL ATTORNEY IN FACT, TO APPEAR FOR THE MAKER BEFORE THE CLERK OF THE CIRCUIT COURT OF MONTGOMERY COUNTY, MARYLAND OR THE TRIAL OR SUPERIOR COURT OF ANY COUNTY IN SAID STATE OF MARYLAND OR THE STATE OF DELAWARE OR ANY FEDERAL DISTRICT COURT (EACH, THE "CONFESSION JURISDICTION") AND AFTER ONE OR MORE DECLARATIONS FILED, CONFESS JUDGMENT AGAINST THE MAKER AS OF ANY TIME AFTER ANY SUM IS DUE HEREUNDER (WHETHER BY DEMAND, STATED MATURITY, ACCELERATION OR OTHERWISE) FOR THE UNPAID BALANCE OF THIS NOTE AND INTEREST, WITH COURT COSTS, EXPENSES DUE HEREON AND FIFTEEN PERCENT (15%) ATTORNEY'S FEES FOR COLLECTION AND RELEASE ALL ERRORS, WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE IS HEREBY WAIVED AND CONDEMNATION AGREED TO, AND THE EXEMPTION OF PERSONAL PROPERTY FROM LEVY AND SALE IS ALSO HEREBY EXPRESSLY WAIVED AND NO BENEFIT OF EXEMPTION SHALL BE CLAIMED UNDER ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY BE HEREAFTER ADOPTED. MAKER CONSENTS TO VENUE IN THE CONFESSION JURISDICTION WITH RESPECT TO THE INSTITUTION OF AN ACTION CONFESSING JUDGMENT HEREON, REGARDLESS OF WHERE VENUE WOULD OTHERWISE BE PROPER. ANY JUDGMENT ENTERED AGAINST MAKER, WHETHER BY CONFESSION OR OTHERWISE, SHALL BEAR INTEREST AT A RATE WHICH IS THE HIGHEST RATE OF INTEREST BEING PAID BY MAKER ON THE DATE OF JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST MAKER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE PAYEE OR ITS ASSIGNS SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE HEREUNDER HAVE BEEN PAID IN FULL.

20. Definitions - Construction - Enforcement - Miscellany. The term "Loan Documents" shall mean any instrument, agreement or writing relative to the credit extended as evidenced by this instrument, including but not limited to the following documents executed of even date herewith:
         Security and Loan Agreement, Financing Statement(s), Warrants and any other agreement in writing executed on or after the date hereof. Except as may be specifically provided for in the Loan Documents, no terms, condition or provision shall survive the closing of the Loan and the Loan Documents, all of the same being merged therein. Any other defined term herein shall be defined consistent with the terms of any of the other Loan Documents. The term "Costs and Expenses" shall mean all costs, expenses, fees and actual impositions that Holder may accrue or pay relative to the enforcement of any term, condition or provision of this Note or any of the Loan Documents. Construction and enforcement of this instrument or under any of the other of the Loan Documents shall be, at the option of the Holder, pursuant to this instrument or any of the other of the Loan Documents or relative to enforcement or litigation pursuant to or relative to arbitration or court action pursuant to the Loan Documents References to the singular, plural and gender shall be read as the context shall plainly require. Paragraphs and juxtaposition is purely for convenience sake and no particular meaning shall be ascribed thereto. The Company represents and warrants that the proceeds of the loan evidenced by this instrument are for business and mercantile purposes and not for personal or consumer purposes and thereby exempt from all usury limitations under applicable law. All terms, conditions and provisions of all of the other Loan Documents, including, but not limited to the Security and Loan Agreement, to the extent such provisions are not inconsistent herewith, are incorporated herein by this reference and any remedies or provisions of the Holder hereof are likewise incorporated herein such that the Holder may exercise such other remedies. This instrument may be signed in counterpart which, when fully assembled, shall constitute one instrument. The doctrine of contra proferentem shall not apply to this instrument or any of the other of the Loan Documents. This Note is made under seal.

         Made on November 4, 2002 under seal in Montgomery County, Maryland.

MAKER:

INFORMEDIX, INC.


By: /s/
   -----------------------------------------------------
Name:
        ------------------------------------------------
Title:
        ------------------------------------------------
Address for notices: 5880 Hubbard Drive, Rockville, MD 20852


Attest:  /s/
       -------------------------------------------------
         SECRETARY                                Seal

INFORMEDIX ACQUISITION CORP.


By: /s/
   -----------------------------------------------------
Name:
        ------------------------------------------------
Title:
        ------------------------------------------------
Address for notices: 5880 Hubbard Drive, Rockville, MD 20852


Attest:  /s/
       -------------------------------------------------
         SECRETARY                                Seal

HOLDER:

PRIVATE INVESTORS EQUITY, LLC


By: /s/
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
      -----------------------------------------------
Address for Notices:
c/o Private Consulting Group, Inc.
4650 SW Macadam Avenue, Suite #400, Portland, OR  97201
Attn:  David Fitzpatrick, EVP

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           WARRANT TO PURCHASE SHARES
                                 OF THE STOCK OF
                          informedix ACQUISITION CORP.
                  (Void after Expiration Date-November 4, 2007)

         This certifies that Private Investors Equity, LLC or its successors or assigns ("Holder") in consideration of one cent in hand paid for each share of the Common Stock exercised hereunder, shall be entitled to purchase from InforMedix Acquisition Corp., a Delaware corporation ("Company"), having its principal place of business at 5880 Hubbard Drive, Rockville, MD 20852, Seven Hundred Thousand (700,000) shares of fully paid and nonassessable shares of the Company's common stock ("Common Stock"), at an exercise price of one dollar and fifty cents ($1.50) per share ("Exercise Price"). This Warrant shall be exchangeable for shares at any time, or from time-to-time, up to and including 5:00 p.m. (local time) on the fifth anniversary from the date of this Warrant, namely, November 4, 2007 ("Expiration Date"), upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with a form of subscription in substantially the form attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Exercise Price and the number of shares of Common Stock purchasable hereunder are subject to adjustment as provided in Section 2 of this Warrant.

1.  EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

    1.1. General. This Warrant is exercisable in full on one (1) occasion only, at the option of the Holder of record at any time or from time, to time, up to the Expiration Date for all of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form (attached hereto as Exhibit A-1) delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised, and in any event, within fifteen (15) days of such exercise. Each Common Stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered on the Company's books in the name designated by such Holder.

    1.2. Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Form of Subscription and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                          A

         Where X= the number of shares of Common Stock to be issued to the Holder

                  Y= the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                  A= the fair market value of one share of Common Stock (at the date of such calculation)

                  B= Exercise Price (as adjusted to the date of such calculation).

         For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the average of the closing prices of the Common Stock quoted on the Bulletin Board, Nasdaq National Market (or similar system), or on any exchange on which the Common Stock is listed, whichever is applicable, over the five (5) day period ending one (1) day before the day the current fair market value is being determined.

    1.3. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock or other securities may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Exercise Price (as set forth in Section 2 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock or Equity Securities then authorized by the Company's Articles/Certificate of Incorporation ("Company Charter").

    2. DETERMINATION OR ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 2. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment. The initial number of shares purchasable upon the exercise of this Warrant is Seven Hundred Thousand (700,000) shares.

         2.1. Subdivision or Combination of Common Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         2.2 Dividends in Common Stock, Other Stock, Property, Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant or into which such securities are convertible) shall have received or become entitled to receive, without payment therefor,

         2.2.1. Stock, Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

         2.2.2.   any cash paid or payable otherwise than as a cash dividend, or

         2.2.3. Stock, Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 2.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Stock or Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (2.2.2) above and this clause (2.2.3)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

    2.3. Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "Organic Change"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right, upon exercise of this warrant, to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon Holder's exercise of this Warrant and payment of the purchase price in accordance with the terms hereof, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

    2.4. Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 2 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as he would have owned had the Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

    2.5. Notices of Change.

         2.5.1. Upon any determination or adjustment in the number or class of shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such determination or adjustment.

         2.5.2. The Company shall give written notice to the Holder at least 10 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

         2.5.3. The Company shall also give written notice to the Holder at least 30 business days prior to the date on which an Organic Change shall take place.


3. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

4. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant, the interest represented hereby, or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. The Holder of this Warrant shall receive all notices as if a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

7.  FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

    7.1 Articles and Bylaws. The Company has made available to Holder true, complete and correct copies of the Company Charter and Bylaws, as amended, through the date hereof.

    7.2 Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Warrant is not inconsistent with the Company Charter or Bylaws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

    7.3. Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

    7.4. Issued Securities. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of capital stock were issued in full compliance with all federal and state securities laws.

    7.5. Exempt Transaction. Subject to the accuracy of the Holders representations in Section 8 hereof, the issuance of the Common Stock upon exercise of this Warrant will constitute a transaction exempt from
         (i) the registration requirements of Section 5 of the Securities Act of 1933, as amended ("1933 Act"), in reliance upon Section 4(2) thereof, or upon the applicable exemption under Regulation D. and (ii) the qualification requirements of the applicable state securities laws.

    7.6. Compliance with Rule 144. At the written request of the Holder, who proposes to sell Common Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Holder, within thirty (30) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

    7.7. Registration. If at any time the Company shall determine to register for its own account or the account of others under the Securities Act of 1933, as amended (including without limitation pursuant to the registration of any shareholder of the Company), any of its equity securities, other than on Form S-8 or Form S-4 or their then equivalents (a "Piggyback Registration"), it shall send the Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, Holder shall so request in writing, the Company shall use its diligent efforts to include in such registration statement all or any part of the shares of Common Stock or other securities issued or issuable upon conversion of this Note ("Registrable Shares") that Holder requests to be registered, except that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company the managing underwriter shall impose a limitation on the number of shares of Common Stock which may be included in the registration statement because, in its judgment, such limitations necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion (or none, if so required by the managing underwriter) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration under this Section shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. For purposes of this Section, "Registration Expenses" means all expenses incurred by the Company in complying with this Section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the company, fees and expenses of listing the securities with the securities exchange, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees and expenses of one designated counsel for the Holder in connection with the registration of Registrable Shares, transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained, but excluding any Selling Expenses. For purposes of this Section, "Selling Expenses" means all underwriting discounts and selling commissions applicable to the sale of Registrable Shares and the fees and expenses of more than one counsel for the Holder in connection with the registration of Registrable Shares.

8.  REPRESENTATIONS AND COVENANTS OF THE HOLDER.

    8.1 This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

         8.1.1. Investment Purpose. The Warrant or the Common Stock issuable upon exercise of the Warrant will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

         8.1.2. Private Issue. The Holder understands (i) that the Warrant and the Common Stock issuable upon exercise of this Warrant are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 8.

         8.1.3. Disposition of Holders Rights. In no event will the Holder make a disposition of the Warrant or the Common Stock issuable upon exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and
                  (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the Holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for the Warrant or for such shares of stock not bearing any restrictive legend.

         8.1.4. Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

         8.1.5. Risk of No Registration. The Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 ("1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the Warrant, or (ii) the Common Stock issuable upon exercise of the Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the Warrant or the Common Stock issuable upon exercise of the Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

         8.1.6. Accredited Investor. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

9. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

11. BINDING EFFECT ON SUCCESSORS. As provided in Section 2.3 above, this Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Maryland.

13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this 4th day of November, 2002. .

                                   InforMedix Acquisition Corp.,
                                   a Delaware corporation

                                   By: /s/
                                       -----------------------------------------
                                   Name:
                                   Title:


ATTEST:




/s/
Secretary

                                   EXHIBIT A-1

                                SUBSCRIPTION FORM

Date:  _________________, _______

InforMedix Acquisition Corp. - Attn:  President

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the warrant issued to it by InforMedix Acquisition Corp. ("Company") and dated November 4, 2002, ("Warrant") and to purchase thereunder __________________________________ shares of the Common Stock of the Company ("Shares") at a purchase price of ________________ ($______) per Share or an aggregate purchase price of __________________ ________________ Dollars ($__________) ("Exercise Price").

         The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of
Section 1.2 of the Warrant.

         Pursuant to the terms of the Warrant, the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.



                                                  Very truly yours,